                                                                   EXHIBIT 10.10

AMENDMENT NO. 2 TO SUBLEASE AGREEMENT BETWEEN ARGOSYSTEMS, INC. AND GENERAL MAGIC, INC.
--------------------------------------------------------------------------------

     This Amendment No. 2 ("Amendment") to Sublease Agreement (the "Sublease") between ARGOSystems, Inc., as Sublessor (hereinafter, "Sublessor"), and General Magic, Inc., as Sublessee (hereinafter, "Sublessee"), for the Premises located at 420 N. Mary Avenue, Sunnyvale, California ("Building 11"), which Sublease was dated April 12, 1994 for reference purposes only (and was thereafter amended and partially terminated by Amendment No. 1 entered into as of April 1, 1997), is made and entered into as of January 1, 1998. Sublessee has heretofore properly exercised its expansion option (hereinafter, the "Expansion Option") pursuant to Paragraph 36 of the Sublease. Sun Microsystems, Inc. (hereinafter, "Sun"), pursuant to the terms of its sublease with ARGOSystems, Inc., as amended, dated as of November 1, 1996, which sublease was for the Premises located in Sunnyvale, California at 410 N. Mary Avenue ("Building 12") and 430
N. Mary Avenue ("Building 10"), and the Sublease, as amended, has exercised its right of first refusal with respect to 27,033 square feet of rentable space. In connection with Sublessee's exercise of its Expansion Option and Sun's exercise of its right of first refusal, and prior to or concurrently with the execution hereof, the parties hereto, along with Sun, have executed an agreement, entitled, "Agreement Regarding General Magic Expansion Option" (hereinafter, the "Agreement"), which Agreement is attached hereto as Exhibit A and is incorporated herein by reference. This Amendment also includes the Rent Schedule which identifies the rent obligations for Sublessee and Sun with respect to Building 11 and the rent obligation of Sun as to the First Floor of Building 10, and which Rent Schedule is attached hereto as Exhibit B and is incorporated herein by reference. In consideration of the mutual promises, covenants, and conditions as hereinafter provided and as provided in the Agreement attached hereto, Sublessor and Sublessee do agree to the following provisions, which amend the Sublease, as follows:

     1. In accordance with the Agreement, and specifically paragraph 1 thereof, Sublessor hereby delivers to Sublessee, in response to Sublessee's exercise of its Expansion Option, 38,862 square feet on the first floor of Building 10 (the "Expansion Option Space"). Of this Expansion Option Space, Sublessee, pursuant to the Agreement, hereby surrenders 27,033 sq. ft., that would otherwise have been available for sublease by Sublessee, to Sublessor pursuant to Sublessor's Right of First Refusal under the Sublease. Sublessor, in turn, is making this space available to Sun pursuant to Sun's Right of First Refusal in its sublease. In exchange, Sun is surrendering to Sublessor, 11,829 rentable square feet on the first floor of Building 11 (420 North Mary Avenue, Sunnyvale, CA) (hereinafter, the "Additional General Magic Space"). Sublessor, (pursuant to the Agreement) hereby delivers to Sublessee the Additional General Magic Space for Sublessee's use and occupancy, receipt of such delivery being hereby acknowledged by Sublessee. Also pursuant to the Agreement, Sublessee is surrendering 11,829 sq. ft. on the first floor of Building 10 to Sublessor, which space Sublessor, in turn, is making available to Sun for Sun's use and occupancy.

     2. In accordance with the Agreement, and specifically paragraph 3 thereof, Sublessee delivers to Sublessor, for delivery to Sun, the 27,033 square feet of rentable space (hereinafter, the "Additional Sun Space") which would otherwise have been transferred to Sublessee as a result of the exercise of Expansion Option. Sublessee hereby accepts delivery from Sublessor through Sun of the Additional General Magic Space. Sublessor and Sublessee agree that the Additional General Magic Space shall be included in the Premises subleased by Sublessee under the Sublease for the period from January 1, 1998 through the end of the Sublease term.

     3. The Sublease is hereby amended consistent with all of the terms of the attached Agreement applicable to the Sublease, including but not limited to the terms of the attached Agreement concerning: Sublessee's obligation to pay the Rent for the Additional General Magic Space specified in paragraph 36 of the Sublease (as provided in Paragraph 4(1) of the attached Agreement and as provided in the Rent Schedule attached hereto as Exhibit B); Sublessee's right to receive Rebate Rent (as defined in Amendment No. 1 to the Sublease) for the Additional Sun Space (as provided in Paragraph 4(2) of the Agreement and as provided in the Rent Schedule attached hereto as Exhibit B); the satisfaction of obligations under the Sublease with respect to the exercise of the General Magic Expansion Option (as provided in paragraph 4 of the attached Agreement); the effect of Sublessee's exercise of the Expansion Option on Sublessee's obligations to furnish a Security Deposit (Paragraph 4(4) of the attached Agreement); and the effect of Sublessee's exercise of the Expansion Option upon Sublessee's non-exclusive rights to parking (as provided in Paragraph 5 of the attached Agreement).

     4. Sublessor represents and warrants to Sublessee that Sublessor has not engaged any new broker in connection with this transaction. Sublessor agrees to indemnify, defend, and hold harmless Sublessee from any and all liabilities, claims, damages, costs or attorneys' fees arising out of Sublessor's breach of the foregoing warranty and representation.

     5. Sublessee represents and warrants to Sublessor that Sublessee has not engaged any broker in connection with this transaction. Sublessee agrees to indemnify, defend, and hold harmless Sublessor from any and all liabilities, claims, damages, costs or attorneys' fees arising out of Sublessee's breach of the foregoing warranty and representation.

     6. This Amendment shall become effective upon its execution by Sublessor and Sublessee, upon execution of the Consent of Landlord thereto, upon execution of the Second Amendment to Sublease dated as of January 1, 1998 as between ARGOSystems, Inc., as sublessor, and Sun Microsystems, Inc., as sublessee, and upon execution of the Consent of Landlord to such Second Amendment.

     7. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together shall constitute one and the same agreement.

     EXCEPT AS EXPRESSLY MODIFIED HEREIN AND PURSUANT TO THE TERMS OF THE AGREEMENT ATTACHED HERETO AS EXHIBIT A AND THE RENT SCHEDULE ATTACHED HERETO AS EXHIBIT B, all other terms, covenants, and conditions of the April 12, 1994 Sublease between the parties hereto, as said Sublease was amended and partially terminated by Amendment No. 1 entered into as of April 1, 1997, shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Amendment No. 2 to Sublease Agreement as of January 1, 1998.

SUBLESSOR:                              SUBLESSEE:

ARGOSYSTEMS, INC.,                      GENERAL MAGIC, INC.,
a California Corporation                a Delaware Corporation


By: /s/ SIGNATURE ILLEGIBLE             By: /s/  JAMES McCORMICK
    -----------------------------           -----------------------------

Title:                                  Title: Vice President Finance
       --------------------------              --------------------------


CONSENT OF LANDLORD

The Tarigo-Paul Limited Partnership, Lessor under the Master Lease with ARGOSystems, Inc., Lessee, dated as of November 25, 1987, hereby consents to the foregoing Amendment No. 2 to Sublease Agreement between ARGOSystems, Inc., Sublessor, and General Magic, Inc., Sublessee, entered into as of January 1, 1998.

                                   The Tarigo-Paul Limited Partnership,
                                   a California Limited Partnership


                                   By: /s/ SIGNATURE ILLEGIBLE
                                       -----------------------------------
                                       Jay Paul, Managing General Partner

--------------------------------------------------------------------------------
               AGREEMENT REGARDING GENERAL MAGIC EXPANSION OPTION
--------------------------------------------------------------------------------

     ARGOSystems, Inc., a California Corporation ("ARGOSystems"), General Magic, Inc., a Delaware Corporation ("General Magic"), and Sun Microsystems, Inc., a Delaware Corporation ("Sun"), hereby agree to the following:

     Recitals

     a. WHEREAS, ARGOSystems, as sublessor, and Sun, as sublessee, entered into a written sublease agreement dated November 1, 1996, which sublease was thereafter amended as of April 1, 1997. (Said sublease, as amended, is hereinafter referred to as the "Sun Sublease.")

     b. WHEREAS, ARGOSystems, as sublessor, and General Magic, as sublessee, entered into a written sublease agreement dated April 12, 1994, which sublease was thereafter amended as of April 1, 1997. (Said sublease, as amended, is hereinafter referred to as the "General Magic Sublease.")

     c. WHEREAS, the Sun Sublease and General Magic Sublease, collectively, generally concern certain real property located in Sunnyvale, California, having the street addresses of 410 North Mary Avenue ("Building 12"), 420 North Mary Avenue ("Building 11"), and 430 North Mary Avenue ("Building 10").

     d. WHEREAS, as of December 31, 1997, Sun and General Magic occupy the following portions of Buildings 10, 11, and 12.

          (1) Sun occupies all three floors of Building 12, consisting of approximately 116,586 square feet;

          (2) Sun occupies approximately one and one-third floors of Building 11, consisting of the entire second floor (approximately 38,862 square feet), and 12,693 square feet of space on the first floor (including 10,966 square feet plus 1,727 square feet of shared allocation of common area);

          (3) General Magic occupies approximately one and two-thirds floors of Building 11, consisting of the entire third floor (approximately 38,862 square feet), and approximately 26,169 square feet of the first floor; and

          (4) Sun occupies two and one-half floors of Building 10, consisting of one-half of the first floor (approximately 19,431 square feet) (the remainder of said floor being occupied through December 31, 1997 by Synopsys pursuant to a sublease agreement with ARGOSystems), the entire second floor (approximately 38,862 square feet), and the entire third floor (approximately 38,862 square feet).



--------------------------------------------------------------------------------
01/19/98 FINAL                                                       Page 1 of 5

                                   EXHIBIT A

--------------------------------------------------------------------------------
               AGREEMENT REGARDING GENERAL MAGIC EXPANSION OPTION
--------------------------------------------------------------------------------

     e. WHEREAS, the parties contemplate that, effective January 1, 1998, upon execution of this Agreement, the execution of the Second Amendment to Sun Sublease (described below), and the execution of the Amendment No. 2 to the General Magic Sublease (described below), the occupancy of Buildings 10, 11 and 12, irrespective of the question of to whom the premises are demised under the two subleases, shall be as follows:

          (1)  Sun shall continue to occupy all of Building 12;

          (2) Sun shall occupy one floor of Building 11, consisting of the entire second floor, and Sun shall have access to that floor through the first floor lobbies;

          (3) General Magic shall occupy two floors of Building 11, consisting of the entire third floor (approximately 38,862 square feet), and the entire first floor subject to Sun's right of access (approximately 38,862 less 864, or 37,998 square feet); and

          (4)  Sun shall occupy all of Building 10.

     f. WHEREAS, General Magic, pursuant to its letter dated September 18, 1997, exercised its Expansion Option pursuant to the terms of the General Magic Sublease for an additional 38,862 sq. ft., of which it intended to occupy 11,829 sq. ft. and make available for sublease 27,033 sq. ft.; and

     g. WHEREAS, Sun, through ARGOSystems, has exercised its Right of First Refusal for this additional 27,033 sq. ft., and

     h. WHEREAS, General Magic and Sun have agreed, through ARGOSystems, to effectively exchange 11,829 sq. ft. of space that would otherwise have been occupied by General Magic in Building 10 for an equal amount of space that Sun will vacate on the first floor of Building 11; and

     i. WHEREAS, the parties hereto, for good and valuable consideration, receipt of which is hereby acknowledged, desire to memorialize their agreement as it relates to General Magic's exercise of its Expansion Option as set forth below.

     Agreement

     1. The terms used, but otherwise not defined, in this paragraph 1 shall have the meanings given them in the Sun Sublease. Sun will deliver 38,862 rentable square feet on the first floor of Building 10 (the "Expansion Option Space") to ARGOSystems, no later than January 1, 1998, in full and complete satisfaction of Sun's obligation to deliver one floor of either Building 10 or 11 to ARGOSystems for the General Magic Expansion Option, pursuant to the Sun Sublease. Of this Expansion Option Space, General Magic shall surrender 27,033 sq. ft.,



--------------------------------------------------------------------------------
01/19/98 FINAL                                                       Page 2 of 5

--------------------------------------------------------------------------------
               AGREEMENT REGARDING GENERAL MAGIC EXPANSION OPTION
--------------------------------------------------------------------------------

that would otherwise have been available for sublease, to ARGOSystems pursuant to ARGOSystems' Right of First Refusal under the General Magic Sublease. ARGOSystems, in turn, shall make this space available to Sun pursuant to Sun's Right of First Refusal under the Sun Sublease. Sun shall surrender 11,829 sq. ft. on the first floor of Building 11 (hereinafter, the "Additional General Magic Space") to ARGOSystems, which ARGOSystems shall make available for General Magic's use and occupancy, and General Magic shall surrender 11,829 sq. ft. on the first floor of Building 10 to ARGOSystems, which ARGOSystems shall make available for Sun's use and occupancy. Sun shall continue to have access to approximately 864 square feet of shared common area on the first floor to access the second floor of Building 11 through the first floor lobbies, to access the mechanical closet, and for use of the first floor restrooms and waiting areas.

     2. In consideration of the covenants, conditions, and agreements herein, and subject to General Magic's right to receive Rebate Rent as defined in the General Magic Sublease for the Additional Sun Space (as defined below), delivery by Sun and ARGOSystems to General Magic of the Additional General Magic Space shall be in full satisfaction of any obligation arising under either the General Magic Sublease or the Sun Sublease for either Sun or ARGOSystems to deliver either the entire second floor of Building 11 or one entire floor of Building 10 in compliance with the exercise of the General Magic Expansion Option.

     3. Pursuant to Paragraph 2 hereof, it is agreed that the remaining 27,033 square feet of rentable space (the "Additional Sun Space") which would otherwise have been available for sublease by General Magic (pursuant to the terms of the General Magic Sublease as a result of the exercise of the General Magic Expansion Option) is transferred by General Magic to ARGOSystems for delivery to Sun under the sublease right of first refusal provisions of the General Magic Sublease and Sun Sublease. Sun hereby exercises its right under the Sun Sublease to lease such remaining 27,033 rentable square feet, for the period from January 1, 1998 through the remainder of the Sun Sublease term. Sun and ARGOSystems will execute a Second Amendment to the Sun Sublease to remove the Additional General Magic Space from Sun's Premises and to adjust the Rent for the Additional Sun Space pursuant to the terms of the Sun Sublease.

     4. The terms used in this paragraph 4, but not otherwise defined in this Agreement, shall have the meanings given them in the General Magic Sublease. As a result of General Magic's exercise of its Expansion Option under the General Magic Sublease, and in full satisfaction of ARGOSystems' obligations under the General Magic Sublease in response to the exercise of such General Magic Expansion Option, ARGOSystems and General Magic hereby agree as follows:

          (1) ARGOSystems agrees to deliver the Additional General Magic Space to General Magic, effective January 1, 1998, and General Magic agrees to pay the Rent specified in Section 36 of the General Magic Sublease therefor;



--------------------------------------------------------------------------------
01/19/98 FINAL                                                       Page 3 of 5

--------------------------------------------------------------------------------
               AGREEMENT REGARDING GENERAL MAGIC EXPANSION OPTION
--------------------------------------------------------------------------------

          (2) ARGOSystems shall pay General Magic Rebate Rent with respect to the Additional Sun Space in accordance with the schedule provided in Amendment No. 1 to the General Magic Sublease, Paragraph 2.

          (3) In consideration of the promises, covenants, and conditions contained in this agreement, General Magic specifically waives any right under the General Magic Sublease, including but not limited to Paragraph 36 of the Sublease, to claim from ARGOSystems a tenant improvement allowance of $7.50 per square foot (or of any other amount), in connection with the Additional General Magic Space and/or Additional Sun Space referenced in this agreement.

          (4) In consideration of the promises, covenants, and conditions contained in this agreement, ARGOSystems specifically waives any right under the General Magic Sublease to require that the Security Deposit furnished by General Magic under the Sublease be increased in any amount to reflect additional square footage leased by General Magic pursuant to this agreement.

ARGOSystems and General Magic will execute an Amendment No. 2 to the General Magic Sublease to reflect the foregoing agreement.

     5. Notwithstanding anything to the contrary in General Magic Sublease and the Sun Sublease, and in order to allocate equitably between General Magic and Sun the parking spaces required by each as a result of the change in the amount of square footage subleased by said parties after this agreement becomes effective, the parties to this agreement hereby agree that General Magic and Sun, respectively, shall have non-exclusive rights to parking spaces (for Building 11) as follows:


          (1) General Magic shall have non-exclusive rights to a total of 287 parking spaces, located in the Common Area as defined in the original Sublease.

          (2) Sun shall have non-exclusive rights to 3.7 parking spaces per 1,000 rentable square feet leased (147 parking spaces) located in the Common Area as defined in the original General Magic Sublease, and, in addition, ARGOSystems will continue to allocate 15 non-exclusive parking spaces to Sun in the parking lot of 324 N. Mary Avenue as specified in the First Amendment to the Sun Microsystems Sublease Agreement.

          (3) In the event General Magic exercises its rights under Paragraph 34 of the General Magic Sublease to designate up to twenty (20) parking spaces for its sole use, General Magic shall release six (6) of these spaces back to ARGOSystems. ARGOSystems shall provide these six (6) spaces to Sun, which Sun shall have the right to designate for its exclusive use.

     6. This Agreement shall become binding upon execution by all three parties, and upon consent by Landlord, and sets forth the intentions and understanding of the parties as to the subject matter hereof. All of the parties acknowledge that Sun may rely on this agreement to

--------------------------------------------------------------------------------
01/19/98 FINAL                                                       Page 4 of 5

-----------------------------------------------------------------------------
               AGREEMENT REGARDING GENERAL MAGIC EXPANSION OPTION
-----------------------------------------------------------------------------


proceed with significant expenditures to replan the location of its new lab from the first floor of 420 North Mary Avenue to the first floor of 430 North Mary Avenue. All of the parties agree to use best efforts to reach agreement on commercially reasonable amendments to the Sun Sublease and the General Magic Sublease as soon as practicable.


Agreed and Accepted:                         Agreed and Accepted:
GENERAL MAGIC, INC.                          ARGOSystems, INC.,
a Delaware Corporation                       a California Corporation


By: ________________________                 By: __________________________

Its: _______________________                 Its: _________________________

Date: ______________________                 Date: ________________________




Agreed and Accepted:                         Consent of Landlord:
SUN MICROSYSTEMS, INC.                       THE TARIGO-PAUL LIMITED
a Delaware Corporation                       PARTNERSHIP,
                                             a California Limited Partnership


By: ________________________                 By: __________________________

Its: _______________________                 Its: _________________________

Date: ______________________                 Date: ________________________









-----------------------------------------------------------------------------
01/19/98 FINAL                                                    PAGE 5 OF 5

SECOND AMENDMENT TO SUBLEASE AGREEMENT                                 EXHIBIT B
BETWEEN ARGOSYSTEMS, INC., SUBLESSOR, AND
GENERAL MAGIC, INC., SUBLESSEE

------------------------------------------------------------------------------------------------------
                 SUN MICROSYSTEMS RENT OBLIGATIONS/BUILDING 11
                     AFTER JANUARY 1, 1998 EXPANSION OPTION
------------------------------------------------------------------------------------------------------
Dates               Sq. Footage    Rental Rate    Total Rent     Rebate Rate    Total Rebate
------------------------------------------------------------------------------------------------------
1/1/98 - 3/31/98         39,726         $2.20     $ 87,397.20         $0.575     $22,842.45
------------------------------------------------------------------------------------------------------
4/1/98 - 3/31/99         39,726         $2.30     $ 91,369.80         $0.625     $24,828.75
------------------------------------------------------------------------------------------------------
4/1/99 - 6/30/99         39,726         $2.40     $ 95,342.40         $0.675     $26,815.05
------------------------------------------------------------------------------------------------------
7/1/99 - 3/31/00         39,726         $2.40     $ 95,342.40         $0.650     $25,821.90
------------------------------------------------------------------------------------------------------
4/1/00 - 6/30/00         39,726         $2.50     $ 99,315.00         $0.700     $27,808.20
------------------------------------------------------------------------------------------------------
7/1/00 - 3/31/01         39,726         $2.50     $ 99,315.00         $0.650     $25,821.90
------------------------------------------------------------------------------------------------------
4/1/01 - 6/30/02         39,726         $2.60     $103,287.60         $0.700     $27,808.20
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                   GENERAL MAGIC RENT OBLIGATIONS/BUILDING 11
                     AFTER JANUARY 1, 1998 EXPANSION OPTION
------------------------------------------------------------------------------------------------------
Dates               Sq. Footage    Rental Rate    Total Rent
------------------------------------------------------------------------------------------------------
1/1/98 - 6/30/99         76,860         $1.05     $ 80,703.00
------------------------------------------------------------------------------------------------------
7/1/99 - 6/30/00         76,860         $1.10     $ 84,546.00
------------------------------------------------------------------------------------------------------
7/1/00 - 6/30/02         76,860         $1.20     $ 92,232.00
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
          SUN MICROSYSTEMS RENT OBLIGATIONS/BUILDING 10 (FIRST FLOOR)*
                     AFTER JANUARY 1, 1998 EXPANSION OPTION
------------------------------------------------------------------------------------------------------
                                                  Rent for this
Dates               Sq. Footage    Rental Rate       Portion     Rebate Rate    Total Rebate
------------------------------------------------------------------------------------------------------
1/1/98 - 3/31/98         38,862         $2.20     $ 85,496.40         $0.575     $22,345.65
------------------------------------------------------------------------------------------------------
4/1/98 - 3/31/99         38,862         $2.30     $ 89,382.60         $0.625     $24,288.75
------------------------------------------------------------------------------------------------------
4/1/99 - 6/30/99         38,862         $2.40     $ 93,268.80         $0.675     $26,231.85
------------------------------------------------------------------------------------------------------
7/1/99 - 3/31/00         38,862         $2.40     $ 93,268.80         $0.650     $25,260.30
------------------------------------------------------------------------------------------------------
4/1/00 - 6/30/00         38,862         $2.50     $ 97,155.00         $0.700     $27,203.40
------------------------------------------------------------------------------------------------------
7/1/00 - 3/31/01         38,862         $2.50     $ 97,155.00         $0.650     $25,260.30
------------------------------------------------------------------------------------------------------
4/1/01 - 6/30/02         38,862         $2.60     $101,041,20         $0.700     $27,203.40
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
           MONTHLY FIGURES AFTER EXPANSION OPTION
-------------------------------------------------------------
                                  General Magic
Dates                Sun Rent*        Rent       Rebate Total
-------------------------------------------------------------
1/1/98 - 3/31/98    $172,893.60    $80,703.00     $45,188.10
-------------------------------------------------------------
4/1/98 - 3/31/99    $180,752.40    $80,703.00     $49,117.50
-------------------------------------------------------------
4/1/99 - 6/30/99    $188,611.20    $80,703.00     $53,046.90
-------------------------------------------------------------
7/1/99 - 3/31/00    $188,611.20    $84,546.00     $51,082.20
-------------------------------------------------------------
4/1/00 - 6/30/00    $196,470.00    $84,546.00     $55,011.60
-------------------------------------------------------------
7/1/00 - 3/31/01    $196,470.00    $92,232.00     $51,082.20
-------------------------------------------------------------
4/1/01 - 6/30/02    $204,328.80    $92,232.00     $55,011.60
-------------------------------------------------------------

* Remainder of Building 10 (116,586 - 38,862) will be paid by Sun at Master Lease Rate after Expansion.


                                   EXHIBIT B